UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 12, 2010

BURGER KING HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-32875 (Commission File Number)	75-3095469 (IRS Employer Identification No.)

5505 Blue Lagoon Drive
Miami, Florida
(Address of Principal Executive Offices)
33126
(Zip Code)

(305) 378-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-99.1

Item 8.01 Other Events.
     As previously reported in the Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) by Burger King Holdings, Inc. (the “Company”) on October 21, 2010, Burger King Corporation, a wholly-owned subsidiary of the Company (“BKC”), issued $800.0 million aggregate principal amount of its 9 7/8% Senior Notes due 2018 (the “Notes”), which are guaranteed (the “Guarantees” and together with the Notes, the “Securities”) by the Company and by substantially all of BKC’s domestic subsidiaries (the “Guarantors”). The Securities were offered and sold in private placements to qualified institutional buyers in the United States in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the registration rights agreement among BKC, the Guarantors and the several initial purchasers, entered into in connection with the issuance of the Notes, BKC agreed to offer to exchange the Notes for up to $800.0 million in aggregate principal amount of 9 7/8% Senior Notes due 2018 that have been registered under the Securities Act (the “Exchange Offer”).
     In order to facilitate the Exchange Offer, the Company is filing this Current Report on Form 8-K to provide condensed consolidating financial information for BKC and the Guarantors, as well as BKC’s non-guarantor subsidiaries, together with eliminations, as of and for the periods indicated, in accordance with Rule 3-10(d) of Regulation S-X. The condensed consolidating financial information of BKC, the Guarantors and the non-guarantor subsidiaries is provided within footnote 25 of the Consolidated Financial Statements filed herewith as Exhibit 99.1 for the periods disclosed within the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, which was originally filed with the SEC on August 26, 2010 (the “Fiscal Year 2010 Form 10-K”).
     Except for the addition of such condensed consolidating financial information as a footnote to the foregoing consolidated financial statements, no other information within Exhibit 99.1 has been changed from the version previously filed as Part II, Item 8 of the Fiscal Year 2010 Form 10-K. This Current Report does not modify or update the disclosures in the Fiscal Year 2010 Form 10-K in any way, nor does it reflect any subsequent information or events. Without limiting the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Fiscal Year 2010 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring or known to management.
Item 9.01 Financial Statements and Exhibits.
Exhibit 99.1	Part II, Item 8 — Financial Statements and Supplementary Data for the fiscal year ended June 30, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURGER KING HOLDINGS, INC.
By:	/s/ Ben K. Wells
Ben K. Wells
Chief Financial Officer

Date: November 12, 2010